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                                  EXHIBIT 10.42
                             INTELEFILM CORPORATION
                      1999 BROAD-BASED STOCK INCENTIVE PLAN

SECTION 1.      PURPOSE.

         The purpose of the iNTELEFILM CORPORATION 1999 Broad-Based Stock Incentive Plan (the "Plan") is to (a) aid in attracting and retaining non-officer personnel of iNTELEFILM CORPORATION (the "Company") capable of assuring the future success of the Company, (b) to offer certain non-officer employees a personal financial incentive for their work in increasing the Company's business, and (c) to afford such personnel an opportunity to acquire a proprietary interest in the Company. The plan is intended to be a broad-based stock plan established to reward key non-officer employees.

SECTION  2.  DEFINITIONS.

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

         (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or other Stock-Based Award granted under the Plan.

         (c) "Award Agreement" shall mean any written agreement evidencing any Award granted under the Plan.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

         (f) "Eligible Person" shall mean any non-officer employee or independent contractor providing services to either the Company or an Affiliate.

         (g) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding


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the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be the closing price of the Shares as reported on the Nasdaq Stock Market on such date, if the Shares are then quoted on the Nasdaq Stock Market or, if the market is closed on that date, the closing price of the Shares on the previous trading date.

         (h) "Option" shall mean a non-qualified stock option, defined as any compensatory stock option that does not satisfy the requirements under Code
Section 422 for incentive stock options, and such Option is granted under
Section 6(a) of the Plan.

         (i) "Other Stock-Based Award" shall mean any right granted under
Section 6(e) of the Plan.

         (j) "Participant" shall mean an Eligible Person designated by the Committee to be granted an Award under the Plan.

         (k) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

         (l) "Person" shall mean any individual, corporation, partnership, association or trust.

         (m) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

         (n) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.


         (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         (p) "Shares" shall mean shares of common stock, $.02 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 7(c) of the Plan.

         (q) "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

SECTION  3.    ADMINISTRATION.

         The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options;
(vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what


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circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;
(viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate. No member of the Committee shall be personally liable for any action or determination made with respect to the Plan.

SECTION  4.   SHARES AVAILABLE FOR AWARDS.

         (a) Shares Available. Subject to adjustment as provided in Section 8(c), the number of Shares available for granting Awards under the Plan shall be four hundred thousand (400,000). If any Shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with satisfaction of tax obligations relating to an Award in accordance with the provisions of Section 6 of the Plan, shall again be available for granting Awards under the Plan.

         (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

         (c) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 100,000 Shares, in the aggregate, in any calendar year beginning with the effective date of this Plan. The foregoing limitation specifically includes the grant of any "performance-based" Awards within the meaning of ss.162(m) of the Code.


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SECTION 5.    ELIGIBILITY.

         The Committee may designate any Eligible Person to be a Participant by granting an Award to such Eligible Person.

SECTION  6.    AWARDS.

         (a) Options. The Committee is hereby authorized from time to time to grant Options to purchase Shares to Participants pursuant to the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Exercise Price. The purchase price per Share under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option. The exercise price shall be payable in cash or by tendering by either actual delivery of Shares or attestation, Shares acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement, substantially in the form set forth in Exhibit A, between the Company and the Participant setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and contain such other terms with respect to the Options as the Committee in its sole discretion may determine.

                  (ii) Option Term. The term of each Option shall be fixed by the Committee.

                  (iii) Time and Method of Exercise. The Committee shall determine the time at which an Option may be exercised in whole or in part and the method by which payment of the exercise price may be made or deemed to have been made. The Committee shall also determine the acceptable forms of payment, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price with respect thereto.

                  (iv) Reload Options. The Committee may grant "reload" options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of a previously granted Option is made by the delivery of shares of the Company's Common Stock owned by the Participant pursuant to Section 6(a)(ii) hereof or the relevant provisions of another plan of the Company, and/or when shares of the Company's Common


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         Stock are tendered or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of shares of the Company's Common Stock provided as consideration upon the exercise of the previously granted Option to which such "reload" option relates and
         (B) the number of shares of the Company's Common Stock tendered or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the Option to which such "reload" option relates. "Reload" options may be granted with respect to Options granted under this Plan or any other stock option plan of the Company. Such "reload" options shall have a per share exercise price equal to the Fair Market Value as of the date of grant of the new Option.

                 (v) Vesting. Participants shall vest in all Options granted by the Company according to terms and conditions of an option agreement entered into by and between the Participant and the Company.

         (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.


         (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants pursuant to the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

         (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation


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         on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                  (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate(s), which certificate(s) shall be held by the Company. Such certificate(s) shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

                  (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.


         (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

         (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or


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otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

         (f)   General. Except as otherwise specified by the Plan:

               (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

               (ii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

               (iii) Limits on Transfer of Awards. An Award is not transferable unless the Participant receives written approved by the Committee in accordance with any rules and regulations the Committee may establish with respect to Award transfers.

               (iv) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

               (v) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or




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         legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

SECTION  7.   CHANGE IN CONTROL

         (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 7(b)), any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested in the full extent of the original grant unless in the case of a merger with the Company, the surviving corporation assumes the obligations of the Company under the Plan.

         (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (1) the then outstanding Shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by a Person including the Participant or with whom or with which the Participant is affiliated; (4) any acquisition by a Person or Persons one or more of which is a member of the Board or an officer of the Company or an affiliate of any of the foregoing on the date the Plan is adopted by the Company, (5) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (6) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and
         (C) of paragraph (iii) of this Section 7; or

                  (ii) During any period of twenty-four (24) consecutive months, individuals who, as of the beginning of such period, constituted the entire Board cease for any reason to constitute at least a majority of the Board, unless the election, or nomination for election, by the Company's stockholders, of each new director was approved by a vote of at least two-thirds (2/3) of the Continuing Directors, as hereinafter defined, in office on the date of such election


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         or nomination for election for the new director. For purposes hereof,
         "Continuing Director" shall mean:

                           A. any member of the Board at the close of business
                  on the date the Plan is adopted by the Company; or

                           B. any member of the Board who succeeded any
                  Continuing Director described in clause (A) above if such successor's election, or nomination for election, by the Company's stockholders, was approved by a vote of at least two-thirds (2/3) of the Continuing Directors then still in office. The term "Continuing Director" shall not, however, include any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A of the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or


                  (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than 60% of the then outstanding securities having the right to vote in the election of directors of the corporation resulting from such reorganization, merger or consolidation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such reorganization, merger or consolidation, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of the corporation resulting from such reorganization, merger or consolidation, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger are Continuing Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                  (iv) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale



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         or other disposition, (1) more than 60% of the then outstanding securities having the right to vote in the election of directors of such corporation is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the outstanding securities having the right to vote in the election of directors of the Company immediately prior to such sale or other disposition of such outstanding securities, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 30% or more of the outstanding securities having the right to vote in the election of directors of the Company) beneficially owns, directly or indirectly, 30% or more of the then outstanding securities having the right to vote in the election of directors of such corporation and (3) at least a majority of the members of the board of directors of such corporation are Continuing Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.


         (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest price per share (i) paid in any transaction reported on NASDAQ, or (ii) paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding sixty (60) day period as determined by the Committee.

SECTION 8.    AMENDMENT AND TERMINATION; ADJUSTMENTS.

         Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                  (i) would cause Rule 16b-3 to become unavailable with respect to the Plan; or

                  (ii) would violate the rules or regulations of any
                       securities exchange or the Nasdaq

         Stock Market that are applicable to the Company.

         (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively,



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without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

         (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or other similar corporate transaction or event affecting the Shares would be reasonably likely to result in the diminution or enlargement of any of the benefits or potential benefits intended to be made available under the Plan or under an Award (including, without limitation, the benefits or potential benefits of provisions relating to the term, vesting or exercisability of any Option, the availability of any tandem stock appreciation rights or "reload" option rights, if any, contained in any Option Award) the Committee shall, in such manner as it shall deem equitable or appropriate in order to prevent such diminution or enlargement of any such benefits or potential benefits, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.
         (d) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION  9.    INCOME TAX WITHHOLDING.

         The Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the



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amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.


SECTION  10.   GENERAL PROVISIONS.

         (a) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

         (b) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Right to Employment. This Plan shall not be construed to create any right in the Participant to continued employment with the Company or to grant to the Participant any other rights or to impose any obligations on the Company other than those set forth in this Plan.

         (d) Construction. In the event an ambiguity or question of intent or interpretation arises, this Plan shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Plan.

         (e) Headings. The headings of the sections and subsections of this Plan are intended for the convenience of the parties only and shall in no way be held to explain, modify, construe, limit, amplify or aid in the interpretation of the provisions hereof.

         (f) Binding Plan. The provisions of this Plan once approved by the Board of Directors and executed by a corporate officer, are binding on and inure to the benefit of the Company and its successors, unless otherwise provided by amendment to this Plan. Similarly, the provisions of the Plan are binding on and inure to the benefit of the Participant, his or her estate, personal representative, heirs, beneficiaries, and if any, permitted assigns.

         (g) Beneficiaries. A Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or transferred in case of death. Each designation will revoke all prior designations, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits outstanding at the Participant's death shall be paid or transferred to his or her estate. There shall be no third party beneficiaries of or to this Plan. Any beneficiary of the Participant shall have only a claim to such



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benefits as may be determined to be payable hereunder, if any, and shall not, under any circumstances other than the right to claim such benefits, be deemed a third party beneficiary of or to this Plan.

         (h) Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the principles of comity or the conflicts of law provisions of any jurisdiction.

         (i) Severability. If any portion or provision of this Plan shall be deemed invalid or unenforceable, in whole or in part, than such provision or portion shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable, or shall be deemed excised from this Agreement, as the case may require, and this Plan shall be construed and enforced to the intent permitted by federal and Minnesota law, as if so modified or restricted, or as if such provision or portion had not been originally incorporated herein, as the case may be.

         (j) Entire Agreement. This Plan and the Stock Option Agreement (the "Agreement") shall constitute the entire agreement between the Company and the Participant as to the subject matter hereof. No rights are granted to the Participant by virtue of the Plan and the Agreement other than those specifically set forth herein.

DATE: DECEMBER 21, 1999                 INTELEFILM CORPORATION


                                        BY /S/ JILL J. THEIS
                                           -------------------------------

                                        ITS GENERAL COUNSEL